Victory Portfolios II

VictoryShares Pioneer Asset Based-Income ETF (ABI)

(the “Fund”)

Supplement dated August 29, 2025

to the Statement of Additional Information (“SAI”) dated June 23, 2025

Effective August 29, 2025, the Fund has lowered its management fee from 0.60% to 0.55%.

The following fee table under “The Advisory Agreement” subheading on page 55 of the SAI is hereby deleted and replaced with the following:

Fund	Advisory Fee
VictoryShares International Free Cash Flow ETF	0.50%
VictoryShares International Free Cash Flow Growth ETF	0.50%
VictoryShares Pioneer Asset-Based Income ETF	0.55%

If you wish to obtain more information, please call the VictoryShares internal team at 866-376-7890.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.